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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC  20549

                              --------------------------

                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  DECEMBER 18, 1996


                              HILTON HOTELS CORPORATION
                             (Exact Name of Registrant as
                              Specified in its Charter)


          DELAWARE                    1-3427                  36-2058176
      (State or Other              (Commission              (IRS Employer
      Jurisdiction of                  File                 Identification
       Incorporation)                 Number)                     No.)



                               9336 CIVIC CENTER DRIVE
                           BEVERLY HILLS, CALIFORNIA  90210
                                (Address of Principal
                                  Executive Offices)


                                    (310) 278-4321
                               (Registrant's telephone
                             number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 18, 1996, pursuant to an Agreement and Plan of Merger, dated as of June 6, 1996, as amended (the "Merger Agreement"), by and between Hilton Hotels Corporation, a Delaware corporation ("Hilton"), and Bally Entertainment Corporation, a Delaware corporation ("Bally"), Bally merged with and into Hilton (the "Merger"), with Hilton surviving the Merger. Upon consummation of the Merger, each outstanding share of common stock, par value $.66-2/3 per share, of Bally ("Bally Common Stock") outstanding immediately prior to the effective time of the Merger was converted into the right to receive one share of common stock, par value $2.50 per share, of Hilton, and each share of Preferred Redeemable Increased Dividend Equity Securities, 8% PRIDES, Convertible Preferred Stock of Bally ("Bally PRIDES"), outstanding immediately prior to the effective time of the Merger was converted into the right to receive one share of Preferred Redeemable Increased Dividend Equity Securities, 8% PRIDES, Convertible Preferred Stock of Hilton. No cash consideration is payable to Bally shareholders in connection with the Merger. At the effective time of the Merger, there were 54,692,087 shares of Bally Common Stock and 14,832,300 shares of Bally PRIDES outstanding.

         The Company has retained ChaseMellon Shareholder Services, LLC to serve as Exchange Agent. Letters of Transmittal and accompanying materials will be sent to Bally shareholders instructing them on the exchange of their Bally shares.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements of Bally required by this Item 7(a) are incorporated herein by reference to the financial statements of Bally set forth in the Annual Report on Form 10-K of Bally for the year ended December 31, 1995 and the Quarterly Report on Form 10-Q of Bally for the quarter ended September 30, 1996, which financial statements are included herewith as Exhibit 99(a).

         (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information required by this Item 7(b) is incorporated herein by reference to the Unaudited Pro Forma Condensed Financial Statements included herewith as
Exhibit 99(b).

         (c)  EXHIBITS.

              23   Consent of Ernst & Young LLP.

              99(a) Financial statements of Bally set forth in the Annual Report on Form 10-K of Bally for the year ended December 31, 1995 and the Quarterly Report on Form 10-Q of Bally for the quarter ended September 30, 1996.

              99(b)  Unaudited Pro Forma Condensed Financial Statements.


                                          2

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HILTON HOTELS CORPORATION



                                  By:    /s/ Scott LaPorta
                                       ----------------------------------------
                                       Name:    Scott LaPorta
Dated:   December 20, 1996             Title:   Senior Vice President and
                                                Treasurer


                                         S-1

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                                    EXHIBIT INDEX


         Exhibit
         -------

         23        Consent of Ernst & Young LLP.

         99(a) Financial Statements of Bally set forth in the Annual Report on Form 10-K of Bally for the year ended December 31, 1995 and the Quarterly Report on Form 10-Q of Bally for the quarter ended September 30, 1996.

         99(b)     Unaudited Pro Forma Condensed Financial Statements.


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